RECENT DEVELOPMENTS	6 Months Ended
Jun. 30, 2013
RECENT DEVELOPMENTS [Abstract]
RECENT DEVELOPMENTS
NOTE 2          -      RECENT DEVELOPMENTS

A.	2013 Rights Offering.

In June 2013 the Company executed an equity rights offering to eligible security holders. As a result of the rights offering, the Company received aggregate proceeds of approximately $40,000, including approximately $18,000 through the exercise of Series 8 Warrants issued in this rights offering and exercised in July 2013. The remaining Series 8 Warrants, which were not exercised, expired on July 22, 2013.

B.	Israeli Bank Loans extension.

In March 2013, the Company and the Israeli banks extended the maturity dates of the existing $131,000 loans, to be paid in 10 quarterly  installments, starting in March 2014 and ending in June 2016, with repayments being made in the following amounts:

•
Two installments of $5,000 in March and June 2014, two installments of $10,000 in September and December 2014, two installments of $15,000  in March and June 2015, three installments of $20,000 in September 2015, December 2015 and March 2016, and a final installment of approximately $11,100 due June 2016.

•	The agreement with the banks also contains, amongst others, a mechanism for prepayment of principal based on amounts that the Company may raise from new funding sources

C.	Income Tax Audit

In June 2013, the U.S. tax authorities commenced an audit of Jazz's tax returns for 2011, and required certain reports and data in connection with the tax returns of Jazz for this year. There is no indication to date whether Jazz will be required to pay any additional taxes pursuant to this audit.